UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7535 Irvine Center Drive, Suite 100 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 8.01 Other Events.

On November 18, 2021, Lantronix, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with TL Investment GmbH (“TL Investment”) and Canaccord Genuity LLC, as representative of the several underwriters named therein (together, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, 4,700,000 shares (the “Firm Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), at an initial price to the public of $7.50 per share. In addition, TL Investment granted the Underwriters a 30-day option to purchase up to an additional 705,000 shares (the “Option Shares”) of Common Stock held by TL Investment at the public offering price, less the underwriting discounts. On November 18, 2021, the Underwriters exercised their option to purchase the Option Shares from TL Investment in full. On November 22, 2021, the Company issued and delivered the Firm Shares and TL Investment delivered the Option Shares.

Net proceeds to the Company from the offering of the Firm Shares, after deducting the underwriting discount and estimated offering expenses payable by the Company, were approximately $32.5 million. The Company intends to use the net proceeds it receives from the sale of the Firm Shares in the offering for working capital and general corporate purposes, which may include, among other things, the repayment of existing indebtedness. Pending these uses, the Company may invest the net proceeds in short-term, investment-grade, interest-bearing securities.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated November 18, 2021 among Lantronix, Inc., TL Investment GmbH and Canaccord Genuity LLC, as representative of the several underwriters named therein.
5.1	Legal Opinion of O’Melveny & Myers LLP dated November 22, 2021.
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2021	LANTRONIX, INC.

	By:	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer

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